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                      JOHN HANCOCK GROWTH & INCOME FUND

                 Supplement to Prospectus dated May 15, 1995


The discussion of who is responsible for the day to day management of the Fund contained in the "Organization and Management of the Fund" section is replaced with the following:

        Investment decisions are made by the portfolio manager, Benjamin A. Hock, Jr. Mr. Hock has more than 22 years of experience in the investment business. Previously, he was a portfolio manager at Transamerica Fund Management Company. He also worked as a senior vice president at Securities Management Research and Interfirst Investment Management.

November 27, 1995


5000S 11/95